FORM 8-K


SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 25049

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES ACT OF 1934


Date of Report (date of earliest event reported):  April 8, 2005


CROFF ENTERPRISES, INC.
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(Exact name of registrant as specified in its charter)


Utah                       1-100
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(State or other             (Commission file
jurisdiction of incorporation)         number)


87-0233535
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(IRS Employer identification Number)

621 17th Street, Ste 830, Denver, Colorado     80293
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(Address of principal executive offices)         (Zip Code)

(303) 383-1555
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(Registrant's telephone number, including area code)


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ITEM 8.01 Other Events

DENVER, COLORADO, APRIL 8, 2005, CROFF OIL COMPANY
(OTCBB: COFF)Croff  Enterprises, Inc. issued today a Press Release, as attached, generally describing the review of potential strategic reorganization alternatives and a tender offer from its President as more fully described in the attached and incorporated Release.

                                   SIGNATURE

Pursuant to the requirements of the securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2005

                          CROFF ENTERPRISES, INC.

                          By: /s/  Gerald L. Jensen
                          --------------------------------
                          Name:  Gerald L. Jensen
                          Title: President